UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

April 1, 2015 (March 30, 2015)

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Travis, Suite 1400, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

As previously reported, on August 21, 2014,  Dynegy Inc.’s (“Dynegy”) wholly-owned subsidiary, Dynegy Resource II, LLC, a Delaware limited liability company (the “EquiPower Purchaser”), entered into a Stock Purchase Agreement (the “EquiPower Agreement”) with Energy Capital Partners II, LP, a Delaware limited partnership (“ECP II”), Energy Capital Partners II-A, LP, a Delaware limited partnership (“ECP II-A”), Energy Capital Partners II-B, LP, a Delaware limited partnership (“ECP II-B”), Energy Capital Partners II-C (Direct IP), LP, a Delaware limited partnership (“ECP II-C”), Energy Capital Partners II-D, LP, a Delaware limited partnership (“ECP II-D”), and Energy Capital Partners II (EquiPower Co-Invest), LP, a Delaware limited partnership (“ECP Coinvest” and, collectively with ECP II, ECP II-A, ECP II-B, ECP II-C and ECP II-D, the “EquiPower Sellers”), EquiPower Resources Corp., a Delaware corporation, and, solely for certain limited purposes set forth therein, each of Energy Capital Partners II-C, LP, a Delaware limited partnership, and Dynegy, pursuant to which the EquiPower Purchaser will, subject to the terms and conditions in the EquiPower Agreement, purchase from the EquiPower Sellers 100% of the equity interests in EquiPower.  On March 30, 2015, the parties to the EquiPower Agreement entered into an Amendment to Stock Purchase Agreement (“Amendment”).  The Amendment increases the aggregate cash payment to be made from the EquiPower Purchaser to the EquiPower Sellers under the EquiPower Agreement by $100 million and decreases the aggregate amount of common stock of Dynegy to be issued to the EquiPower Sellers under the EquiPower Agreement from $200 million to $100 million.  The foregoing description of the Amendment and the transactions contemplated thereby is subject to and qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 2.1 hereto, and the terms of which are incorporated herein by reference.

Item 3.02              Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference.

Item 9.01              Financial Statements and Exhibits.

(d)   Exhibits:

Exhibit No.	Document

2.1

Amendment to Stock Purchase Agreement, dated as of March 30, 2015, by and among Energy Capital Partners II, LP, Energy Capital Partners II-A, LP, Energy Capital Partners II-B, LP, Energy Capital Partners II-C (Direct IP), LP, Energy Capital Partners II-D, LP and Energy Capital Partners II (EquiPower Co-Invest), LP, Energy Capital Partners II-C, LP, for the limited purposes set forth therein, EquiPower Resources Corp., Dynegy Resource II, LLC, and Dynegy Inc., for the limited purposes set forth therein

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: April 1, 2015	By:	/s/ Catherine B. Callaway
	Name:	Catherine B. Callaway
	Title:	Executive Vice President, Chief Compliance Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Document

2.1

Amendment to Stock Purchase Agreement, dated as of March 30, 2015, by and among Energy Capital Partners II, LP, Energy Capital Partners II-A, LP, Energy Capital Partners II-B, LP, Energy Capital Partners II-C (Direct IP), LP, Energy Capital Partners II-D, LP and Energy Capital Partners II (EquiPower Co-Invest), LP, Energy Capital Partners II-C, LP, for the limited purposes set forth therein, EquiPower Resources Corp., Dynegy Resource II, LLC, and Dynegy Inc., for the limited purposes set forth therein